UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 8, 2007

DIRECT GENERAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Tennessee	000-50360	62-1564496
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

       1281 Murfreesboro Road                                 37217
        Nashville, Tennessee
    (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code: (615) 399-4700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 8, 2007, Direct General Corporation (the “Company”) issued the press release attached as Exhibit 99.1. The press release announced that the shareholders of the Company voted to approve the Agreement and Plan of Merger dated as of December 4, 2006, by and among Elara Holdings, Inc. and Elara Merger Corporation and the transactions contemplated thereby at a special meeting of shareholders held on March 8, 2007.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit Number	Description
99.1	Press release issued by Direct General Corporation, dated March 8, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                 DIRECT GENERAL CORPORATION
                 (Registrant)

                 By: /s/ Ronald F. Wilson
Name:	Ronald F. Wilson
Title:	Secretary

Date: March 8, 2007

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press release issued by Direct General Corporation, dated March 8, 2007